BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated June 23, 2025 to the Summary Prospectuses and Prospectuses of the Fund, dated November 27, 2024, as supplemented to date

Effective July 23, 2025, the Fund’s Summary Prospectuses and Prospectuses are amended as follows:

The section of each Summary Prospectus entitled “Key Facts about BlackRock Short Obligations Fund—Principal Investment Strategies of the Fund” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock Short Obligations Fund—Principal Investment Strategies of the Fund” is hereby amended to delete the first paragraph of that section in its entirety and replace it with the following:

Under normal market conditions, Short Obligations Fund will invest in U.S. dollar-denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain an average duration of half a year or less.

The section of each Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Process” is hereby amended to delete the last sentence of that section in its entirety.

The section of each Prospectus entitled “Glossary” is hereby amended to delete the definitions of “Dollar-Weighted Average Life“ and “Dollar-Weighted Average Maturity” in their entirety.

Shareholders should retain this Supplement for future reference.

PRO-SO-0625SUP